                                                            EXHIBIT NO. 99.15(j)
                                   FORM OF
                               MFS SERIES TRUST I
                             MFS EQUITY INCOME FUND
                              PLAN OF DISTRIBUTION


         PLAN OF DISTRIBUTION with respect to the shares of beneficial interest to be designated "Class C" of MFS EQUITY INCOME FUND (the "Fund"), a series of MFS Series Trust I (the "Trust") a Massachusetts business trust, dated this 2nd day of January, 1996.

                                  WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Trust intends to distribute the shares of beneficial interest (without par value) of the Fund designated Class C Shares (the "Shares") in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust desires for MFS Fund Distributors, Inc., a Delaware corporation, to provide certain distribution services for the Fund (the "Distributor"); and

         WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") (in a form approved by the Board of Trustees of the Trust in a manner specified in Rule 12b-1) with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Fund in connection with the offering and distribution of the Shares; and

         WHEREAS, the Trust recognizes and agrees that (a) the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares, and (b) the Distributor may make payments for such services to the Dealers out of the fee paid to the Distributor hereunder, any deferred sales charges imposed by the Distributor in connection with the repurchase of Shares, its profits or any other source available to it; and

         WHEREAS, the Trust recognizes and agrees that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund, and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class C shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Plan for the Fund as a plan for distribution relating to the Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to the Shares.

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, the Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this paragraph 4 hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under this paragraph 4 hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The service fee payable pursuant to this paragraph 4 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

         5. The Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Shares and may provide for a portion (which may be all or substantially all) of the fees payable by the Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Shares. Except as described in paragraph 4, nothing in this Plan shall be construed as requiring the Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in paragraph 4, such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         6. The Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in paragraphs 1 and 2 hereof.

         7. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         8. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of Class C, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         9. This Plan shall continue in effect indefinitely; provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Plan shall expire 12 months after the effective date of the last approval.

         10. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class C and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class C.

         11. The Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         12. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         13. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor hereunder, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current prospectus and statement of additional information for computation of the net asset value of the Shares of the Fund.

         14. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 11 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

         15. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         16. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                   FORM OF
                               MFS SERIES TRUST I
                      MFS RESEARCH GROWTH AND INCOME FUND
                              PLAN OF DISTRIBUTION


         PLAN OF DISTRIBUTION with respect to the shares of beneficial interest to be designated "Class C" of MFS RESEARCH GROWTH AND INCOME FUND (the "Fund"), a series of MFS Series Trust I (the "Trust") a Massachusetts business trust, dated this 2nd day of January, 1996.

                                  WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Trust intends to distribute the shares of beneficial interest (without par value) of the Fund designated Class C Shares (the "Shares") in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust desires for MFS Fund Distributors, Inc., a Delaware corporation, to provide certain distribution services for the Fund (the "Distributor"); and

         WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") (in a form approved by the Board of Trustees of the Trust in a manner specified in Rule 12b-1) with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Fund in connection with the offering and distribution of the Shares; and

         WHEREAS, the Trust recognizes and agrees that (a) the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares, and (b) the Distributor may make payments for such services to the Dealers out of the fee paid to the Distributor hereunder, any deferred sales charges imposed by the Distributor in connection with the repurchase of Shares, its profits or any other source available to it; and

         WHEREAS, the Trust recognizes and agrees that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund, and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class C shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Plan for the Fund as a plan for distribution relating to the Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to the Shares.

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, the Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this paragraph 4 hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under this paragraph 4 hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The service fee payable pursuant to this paragraph 4 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

         5. The Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Shares and may provide for a portion (which may be all or substantially all) of the fees payable by the Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Shares. Except as described in paragraph 4, nothing in this Plan shall be construed as requiring the Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in paragraph 4, such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         6. The Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in paragraphs 1 and 2 hereof.

         7. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         8. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of Class C, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         9. This Plan shall continue in effect indefinitely; provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Plan shall expire 12 months after the effective date of the last approval.

         10. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class C and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class C.

         11. The Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         12. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         13. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor hereunder, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current prospectus and statement of additional information for computation of the net asset value of the Shares of the Fund.

         14. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 11 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

         15. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         16. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                    FORM OF
                               MFS SERIES TRUST I
                              MFS CORE GROWTH FUND
                              PLAN OF DISTRIBUTION


         PLAN OF DISTRIBUTION with respect to the shares of beneficial interest to be designated "Class C" of MFS CORE GROWTH FUND (the "Fund"), a series of MFS Series Trust I (the "Trust") a Massachusetts business trust, dated this 2nd day of January, 1996.

                                  WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Trust intends to distribute the shares of beneficial interest (without par value) of the Fund designated Class C Shares (the "Shares") in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust desires for MFS Fund Distributors, Inc., a Delaware corporation, to provide certain distribution services for the Fund (the "Distributor"); and

         WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") (in a form approved by the Board of Trustees of the Trust in a manner specified in Rule 12b-1) with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Fund in connection with the offering and distribution of the Shares; and

         WHEREAS, the Trust recognizes and agrees that (a) the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares, and (b) the Distributor may make payments for such services to the Dealers out of the fee paid to the Distributor hereunder, any deferred sales charges imposed by the Distributor in connection with the repurchase of Shares, its profits or any other source available to it; and

         WHEREAS, the Trust recognizes and agrees that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund, and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class C shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Plan for the Fund as a plan for distribution relating to the Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to the Shares.

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, the Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this paragraph 4 hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under this paragraph 4 hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The service fee payable pursuant to this paragraph 4 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

         5. The Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Shares and may provide for a portion (which may be all or substantially all) of the fees payable by the Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Shares. Except as described in paragraph 4, nothing in this Plan shall be construed as requiring the Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in paragraph 4, such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         6. The Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in paragraphs 1 and 2 hereof.

         7. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         8. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of Class C, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         9. This Plan shall continue in effect indefinitely; provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Plan shall expire 12 months after the effective date of the last approval.

         10. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class C and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class C.

         11. The Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         12. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         13. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor hereunder, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current prospectus and statement of additional information for computation of the net asset value of the Shares of the Fund.

         14. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 11 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

         15. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         16. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                   FORM OF
                               MFS SERIES TRUST I
                           MFS AGGRESSIVE GROWTH FUND
                              PLAN OF DISTRIBUTION


         PLAN OF DISTRIBUTION with respect to the shares of beneficial interest to be designated "Class C" of MFS AGGRESSIVE GROWTH FUND (the "Fund"), a series of MFS Series Trust I (the "Trust") a Massachusetts business trust, dated this 2nd day of January, 1996.

                                  WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Trust intends to distribute the shares of beneficial interest (without par value) of the Fund designated Class C Shares (the "Shares") in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust desires for MFS Fund Distributors, Inc., a Delaware corporation, to provide certain distribution services for the Fund (the "Distributor"); and

         WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") (in a form approved by the Board of Trustees of the Trust in a manner specified in Rule 12b-1) with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Fund in connection with the offering and distribution of the Shares; and

         WHEREAS, the Trust recognizes and agrees that (a) the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares, and (b) the Distributor may make payments for such services to the Dealers out of the fee paid to the Distributor hereunder, any deferred sales charges imposed by the Distributor in connection with the repurchase of Shares, its profits or any other source available to it; and

         WHEREAS, the Trust recognizes and agrees that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund, and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class C shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Plan for the Fund as a plan for distribution relating to the Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to the Shares.

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, the Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this paragraph 4 hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under this paragraph 4 hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The service fee payable pursuant to this paragraph 4 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

         5. The Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Shares and may provide for a portion (which may be all or substantially all) of the fees payable by the Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Shares. Except as described in paragraph 4, nothing in this Plan shall be construed as requiring the Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in paragraph 4, such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         6. The Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in paragraphs 1 and 2 hereof.

         7. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         8. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of Class C, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         9. This Plan shall continue in effect indefinitely; provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Plan shall expire 12 months after the effective date of the last approval.

         10. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class C and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class C.

         11. The Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         12. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         13. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor hereunder, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current prospectus and statement of additional information for computation of the net asset value of the Shares of the Fund.

         14. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 11 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

         15. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         16. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                     FORM OF
                               MFS SERIES TRUST I
                         MFS SPECIAL OPPORTUNITIES FUND
                              PLAN OF DISTRIBUTION


         PLAN OF DISTRIBUTION with respect to the shares of beneficial interest to be designated "Class C" of MFS SPECIAL OPPORTUNITIES FUND (the "Fund"), a series of MFS Series Trust I (the "Trust") a Massachusetts business trust, dated this 2nd day of January, 1996.

                                  WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Trust intends to distribute the shares of beneficial interest (without par value) of the Fund designated Class C Shares (the "Shares") in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust desires for MFS Fund Distributors, Inc., a Delaware corporation, to provide certain distribution services for the Fund (the "Distributor"); and

         WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") (in a form approved by the Board of Trustees of the Trust in a manner specified in Rule 12b-1) with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Fund in connection with the offering and distribution of the Shares; and

         WHEREAS, the Trust recognizes and agrees that (a) the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares, and (b) the Distributor may make payments for such services to the Dealers out of the fee paid to the Distributor hereunder, any deferred sales charges imposed by the Distributor in connection with the repurchase of Shares, its profits or any other source available to it; and

         WHEREAS, the Trust recognizes and agrees that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund, and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges; and

         WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class C shareholders;

         NOW, THEREFORE, the Board of Trustees of the Trust hereby adopts this Plan for the Fund as a plan for distribution relating to the Shares in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares by the Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to the Shares.

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, the Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this paragraph 4 hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under this paragraph 4 hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The service fee payable pursuant to this paragraph 4 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

         5. The Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Shares and may provide for a portion (which may be all or substantially all) of the fees payable by the Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Shares. Except as described in paragraph 4, nothing in this Plan shall be construed as requiring the Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of the Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in paragraph 4, such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         6. The Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in paragraphs 1 and 2 hereof.

         7. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         8. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of Class C, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         9. This Plan shall continue in effect indefinitely; provided that such continuance is "specifically approved at least annually" by a vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees. If such annual approval is not obtained, this Plan shall expire 12 months after the effective date of the last approval.

         10. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of Class C and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Class C.

         11. The Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         12. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         13. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor hereunder, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current prospectus and statement of additional information for computation of the net asset value of the Shares of the Fund.

         14. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 11 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

         15. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         16. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.